UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2003

                            TradeStation Group, Inc.
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                 (State or other jurisdiction of incorporation)

        0-31049                                                 65-0977576
(Commission File Number)                                     (I.R.S. Employer
                                                            Identification No.)

          8050 S.W. 10th Street, Suite 4000, Plantation, Florida 33324
          (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (954) 652-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      TradeStation Group, Inc. (the "Company") announced today it expects to report net income of $.08 per share for the 2003 third quarter. The Company also announced new lower commission pricing for its brokerage service business and 2003 fourth quarter earnings per share guidance as a result thereof.

      A copy of the Company's press release issued on September 25, 2003 is furnished as part of this report pursuant to Item 5 of this Form 8-K.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

          Exhibit No.                Exhibit Description
          -----------                -------------------

          99                         Press Release dated September 25, 2003.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TRADESTATION GROUP, INC.

Date: September 25, 2003          By: /s/ David H. Fleischman
                                      -----------------------------------------
                                      David H. Fleischman
                                      Chief Financial Officer,
                                        Vice President of Finance and Treasurer

                                  EXHIBIT INDEX

Exhibit No.                        Exhibit Description
-----------                        -------------------

99                                 Press Release dated September 25, 2003.